EXHIBIT 10.6

                       FIFTH AMENDMENT TO CREDIT AGREEMENT
                                   AND WAIVER

         This FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment") is entered into as of November 29, 2000 among DAVEL FINANCING COMPANY, L.L.C., a Delaware limited liability company (the "Borrower"); DAVEL COMMUNICATIONS, INC., a Delaware corporation (the "Parent"); the Parent and the Domestic Subsidiaries of the Borrower, as Guarantors; the Lenders party to the "Credit Agreement" (referred to and defined below); and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, BancBoston Robertson Stephens, Inc., as Syndication Agent and The Chase Manhattan Bank, as Documentation Agent, entered into that certain Credit Agreement, dated as of December 23, 1998 (as amended and modified by that certain First Amendment to Credit Agreement and Consent and Waiver dated as of April 8, 1999 among the Borrower, the Parent, the Domestic Subsidiaries of the Borrower, the Lenders and the Administrative Agent, that certain Second Amendment to Credit Agreement dated as of March 9, 2000 among such parties, that certain Third Amendment to Credit Agreement dated as of June 22, 2000 among such parties, and that certain Fourth Amendment to Credit Agreement dated as of September 28, 2000 among such parties, and as may be further amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has failed to deliver its revised business plan for its 2001 fiscal year as was required to be delivered on or before November 15, 2000 pursuant to SECTION 7.1(n) of the Credit Agreement;

         WHEREAS, the Borrower has requested that the Lenders waive, and subject to the terms and conditions of this Amendment the Lenders hereby do waive, the Borrower's noncompliance with the requirements of SECTION 7.1(N) of the Credit Agreement and any Default or Event of Default directly resulting from such failure, provided that, the Borrower fully complies with the delivery requirements of such section on or before December 15, 2000;

         WHEREAS, it is a condition, among others, to the Lenders' willingness to grant such waivers that the Borrower agrees to amend certain provisions of the Credit Agreement which currently permit the Borrower to dispose of certain property outside the ordinary course of the Borrower's business, and to make certain investments outside the ordinary course of the Borrower's business, in each case without the Lenders' prior written approval.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1. AMENDMENTS. Effective as of the date hereof, upon satisfaction of each of the conditions set forth in PARAGRAPH 3 hereof, the Credit Agreement is hereby amended as follows (section references used below refer to sections of the Credit Agreement):

                  (a) DEFINITION: PERMITTED INVESTMENTS. SECTION 1.1 is amended to delete in its entirety CLAUSE (K) of the definition of "PERMITTED INVESTMENTS" set forth in such section and to add the word "and" immediately preceding CLAUSE (J) of such definition.

                  (b) PERMITTED ORDINARY COURSE DISPOSITIONS. SECTION 8.5 is amended to delete CLAUSE (c) in its entirety and to replace such clause with the following provision:

                  (c) obsolete, slow-moving, idle or worn-out assets no longer used or useful in its business or the trade in of equipment for equipment in better condition or of better quality, in each case in the ordinary course of business and consistent with prior practices of the Borrower and its Subsidiaries,

                  (c) OTHER PERMITTED DISPOSITIONS. SECTION 8.5 is further amended to delete in its entirety CLAUSE (L) thereof and to add the word "and" immediately preceding CLAUSE (K) of such section.

2. WAIVER. Effective as of the date hereof, upon satisfaction of the conditions set forth in PARAGRAPH 3 hereof, the Lenders hereby waive (a) the Borrower's failure to timely comply with the requirements of SECTION 7.1(N) of the Credit Agreement and (b) any Default or Event of Default and related remedies directly resulting from such failure; PROVIDED, HOWEVER, THAT, such waivers shall be ineffective as of December 15, 2000 unless the Borrower shall have delivered to the Administrative Agent, on or before December 15, 2000, a revised business plan for the Borrower's 2001 fiscal year in a form reasonably acceptable to the Administrative Agent.

3. CONDITIONS PRECEDENT. The effectiveness of the provisions of PARAGRAPHS 1 and 2 of this Amendment is subject to the receipt by the Administrative Agent of counterparts to this Amendment duly executed by each of the Credit Parties and the Required Lenders.

4. RATIFICATION OF CREDIT AGREEMENT. The Credit Agreement, as heretofore amended, is hereby ratified and confirmed and shall remain in full force and effect according to its terms, including, without limitation, the liens granted pursuant to the Collateral Documents. Except as expressly set forth in PARAGRAPH 1 hereof, nothing contained in this Amendment shall constitute a waiver of any Default or Event of Default which may have occurred, whether or not known to the Administrative Agent or any Lender, or any right or remedy of the Administrative Agent or any Lender with respect to any such Default or Event of Default, all of which rights and remedies are hereby reserved by the Administrative Agent and the Lenders.

5. AUTHORITY/ENFORCEABILITY. Each of the Credit Parties, the Administrative Agent and the Lenders represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment (other than that which may have been previously obtained).

6. NO DEFAULT. The Credit Parties represent and warrant to the Lenders that (a) the representations and warranties of the Credit Parties set forth in
SECTION 4 of the Credit Agreement are true and correct in all material respects as of the date hereof and (b) except as expressly waived hereby, no event has occurred and is continuing which constitutes a Default or an Event of Default.

7. RELEASE. Each Credit Party hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges each Lender, the Administrative Agent and the Issuing Lender, and all affiliates, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the "Releasees") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such Credit Party ever had or now has against any of the Releasees and which may have arisen at any time on or prior to the effective date hereof and which were in any manner related to this Amendment or any Credit Document or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (such claims being hereinafter referred to collectively as the "Released Claims"). Each Credit Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims.

8. COUNTERPARTS/TELECOPY. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                     * * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWER:                                   DAVEL FINANCING COMPANY, L.L.C.,
                                            a Delaware limited liability company


                                            By:   DAVEL COMMUNICATIONS, INC.,
                                                  its sole managing member


                                            By: /s/ BRUCE W. RENARD
                                                --------------------------------
                                                Name: BRUCE W. RENARD
                                                      --------------------------
                                                Title: SECRETARY
                                                       -------------------------

PARENT GUARANTOR:                           DAVEL COMMUNICATIONS, INC.,
                                            a Delaware corporation

                                            By: /s/ BRUCE W. RENARD
                                                --------------------------------
                                                Name: BRUCE W. RENARD
                                                      --------------------------
                                                Title: SECRETARY
                                                       -------------------------


SUBSIDIARY GUARANTORS:                      DAVEL COMMUNICATIONS GROUP, INC.,
                                            an Illinois corporation

                                            PEOPLES TELEPHONE COMPANY, INC.,
                                            a New York corporation

                                            PEOPLES TELEPHONE COMPANY, INC.,
                                            a New Hampshire corporation

                                            PEOPLES COLLECTORS, INC.,
                                            a Delaware corporation

                                            PTC CELLULAR, INC.,
                                            a Delaware corporation

                                            PTC SECURITY SYSTEMS, INC.,
                                            a Florida corporation

                                            SILVERADO COMMUNICATIONS CORP.,
                                            a Colorado corporation


                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                            PEOPLES ACQUISITION CORP.,
                                            a Pennsylvania corporation

                                            TELALEASING ENTERPRISES, INC.,
                                            an Illinois corporation

                                            ADTEC COMMUNICATIONS, INC.,
                                            a Florida corporation

                                            INTERSTATE COMMUNICATIONS, INC.,
                                            a Georgia corporation

                                            T.R.C.A., INC.,
                                            an Illinois corporation

                                            DAVELTEL, INC.,
                                            an Illinois corporation

                                            DAVEL MEXICO, LTD.,
                                            an Illinois corporation

                                            COMMUNICATIONS CENTRAL INC.,
                                            a Georgia corporation

                                            CENTRAL PAYPHONE SERVICES, INC.,
                                            a Georgia corporation

                                            COMMUNICATIONS CENTRAL
                                            OF GEORGIA, INC.,
                                            a Georgia corporation

                                            INVISION TELECOM, INC.,
                                            a Georgia corporation

                                            By: /s/ BRUCE W. RENARD
                                                --------------------------------
                                                Name: BRUCE W. RENARD
                                                      --------------------------
                                                Title: SECRETARY
                                                       -------------------------

                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

ADMINISTRATIVE AGENT:          BANK OF AMERICA, N.A. (FORMERLY,
                                    NATIONSBANK, N.A.),
                               in its capacities as the Administrative Agent and Collateral Agent



                               By: /s/ CHARLES D. GRABER
                                   ---------------------------------------------
                                   Name: CHARLES D. GRABER
                                         ---------------------------------------
                                   Title: VICE PRESIDENT
                                          --------------------------------------


                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

LENDERS:                    BANK OF AMERICA, N.A. (FORMERLY,
                                 NATIONSBANK, N.A.),
                            individually in its capacity as a Lender, and in its capacity as the Issuing Lender

                            By: /s/ EILEEN C. HIGGINS
                                ------------------------------------------------
                                Name: EILEEN C. HIGGINS
                                      ------------------------------------------
                                Title: VICE PRESIDENT
                                       -----------------------------------------



                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                                     THE CHASE MANHATTAN BANK

                                                     By: /s/ AGNES L. LEVY
                                                         -----------------------
                                                     Name: AGNES L. LEVY
                                                           ---------------------
                                                     Title: VICE PRESIDENT
                                                            --------------------




                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                          FLEET NATIONAL BANK

                                          By: /s/ PEGGY PECKHAM
                                              ----------------------------------
                                          Name: PEGGY PECKHAM
                                                --------------------------------
                                          Title: SENIOR VICE PRESIDENT
                                                 -------------------------------



                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                           U.S. BANK NATIONAL ASSOCIATION


                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________



                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                       CREDIT AGRICOLE INDOSUEZ

                                       By: /s/ LARRY MATERI
                                           -------------------------------------
                                           Name: LARRY MATERI
                                                 -------------------------------
                                           Title: VICE PRESIDENT
                                                  ------------------------------



                                       By: /s/ PAUL A. DYTRYCH
                                           ---------------------------------
                                           Name: PAUL A. DYTRYCH
                                                 -------------------------------
                                           Title: VICE PRESIDENT
                                                  SENIOR RELATIONSHIP MANAGER
                                                  ------------------------------


                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                      BANK ONE N.A. (AS SUCCESSOR TO THE FIRST
                                           NATIONAL BANK OF CHICAGO)



                                      By: /s/ JACQUELINE P. YARDLEY
                                          --------------------------------------
                                          Name: JACQUELINE P. YARDLEY
                                                --------------------------------
                                          Title: FIRST VICE PRESIDENT
                                                 -------------------------------


                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By: /s/ MICHAEL A. VALERIO, JR.
                                              ----------------------------------
                                              Name: MICHAEL A. VALERIO, JR.
                                                    ----------------------------
                                              Title: VICE PRESIDENT
                                                     ---------------------------



                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                          HELLER FINANCIAL, INC.

                                          By: /s/ K. CRAIG GALLEHUGH
                                              ----------------------------------
                                              Name: K. CRAIG GALLEHUGH
                                                    ----------------------------
                                              Title: SENIOR VICE PRESIDENT
                                                     ---------------------------



                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                       BNP PARIBAS

                                       By:  ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________



                                       By:  ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________



                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                       EATON VANCE SENIOR INCOME TRUST

                                       By: EATON VANCE MANAGEMENT,
                                           as Investment Advisor

                                       By: _____________________________________
                                            Name:_______________________________
                                            Title: _____________________________





                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                       SENIOR DEBT PORTFOLIO

                                       By: BOSTON MANAGEMENT AND
                                           RESEARCH, as Investment Advisor

                                       By: _____________________________________
                                            Name:_______________________________
                                            Title: _____________________________





                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                       OXFORD STRATEGIC INCOME FUND

                                       By: EATON VANCE MANAGEMENT,
                                           as Investment Advisor

                                       By: _____________________________________
                                            Name:_______________________________
                                            Title:______________________________





                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000
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                                          KZH CYPRESSTREE-1 LLC

                                          By: /s/ NICHOLAS LUCENTE
                                              ----------------------------------
                                              Name: NICHOLAS LUCENTE
                                                    ----------------------------
                                              Title: AUTHORIZED AGENT
                                                     ---------------------------



                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                        CYPRESSTREE INVESTMENT FUND, LLC

                                        By: CYPRESSTREE INVESTMENT
                                            MANAGEMENT COMPANY, INC.,
                                            its Managing Member

                                        By: /s/ JONATHAN D. SHARKEY
                                           -------------------------------------
                                           Name: JONATHAN D. SHARKEY
                                                 -------------------------------
                                           Title: PRINCIPAL
                                                  ------------------------------


                                        CYPRESSTREE INSTITUTIONAL FUND, LLC

                                        By: CYPRESSTREE INVESTMENT
                                            MANAGEMENT COMPANY, INC.,
                                            its Managing Member

                                        By: /s/ JONATHAN D. SHARKEY
                                            ------------------------------------
                                            Name: JONATHAN D. SHARKEY
                                                  ------------------------------
                                            Title: PRINCIPAL
                                                   -----------------------------


                                        NORTH AMERICAN SENIOR FLOATING RATE FUND

                                        By: CYPRESSTREE INVESTMENT
                                            MANAGEMENT COMPANY, INC.,
                                            as Portfolio Manager

                                        By: /s/ JONATHAN D. SHARKEY
                                            ------------------------------------
                                            Name: JONATHAN D. SHARKEY
                                                  ------------------------------
                                            Title: PRINCIPAL
                                                   -----------------------------



                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                        MORGAN STANLEY DEAN WITTER
                                        PRIME INCOME TRUST

                                        By: /s/ SHEILA FINNERTY
                                            ------------------------------------
                                            Name: SHEILA FINNERTY
                                                  ------------------------------
                                            Title: SENIOR VICE PRESIDENT
                                                   -----------------------------



                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                        DRESDNER BANK AG, NEW YORK AND
                                            GRAND CAYMAN BRANCHES

                                        By: /s/ JOHN W. SWEENEY
                                            ------------------------------------
                                            Name: JOHN W. SWEENEY
                                                  ------------------------------
                                            Title: VICE PRESIDENT
                                                   -----------------------------



                                        By: /s/ THOMAS R. BRADY
                                            ------------------------------------
                                            Name: THOMAS R. BRADY
                                                  ------------------------------
                                            Title: VICE PRESIDENT
                                                   -----------------------------


                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                     CERBERUS PARTNERS, L.P.

                                     By: Cerberus Associates, L.L.C., as General
                                         Partner

                                     By: /s/ KEVIN GENDA
                                         ---------------------------------------
                                         Name: KEVIN GENDA
                                               ---------------------------------
                                         Title:
                                                --------------------------------



                  Signature Page to Fifth Amendment and Waiver
                          Dated as of November 29, 2000

                                       AMROC INVESTMENTS, LLC

                                       By: /s/ MARC LASRY
                                           -------------------------------------
                                           Name: MARC LASRY
                                                 -------------------------------
                                           Title: SENIOR MANAGING DIRECTOR
                                                  ------------------------------